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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of report (Date of earliest
                        event reported): August 10, 1997


                           ROYAL CANADIAN FOODS CORP.
             (Exact name of Registrant as specified in its charter)

     Delaware                     33-67658-NY              13-3729739
(State or other jurisdic-        (Commission               (IRS Employer
tion of incorporation)            file number)             Identification No.)

1004 Second Avenue, New York, NY                           10022
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 980-4131


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Item 9. Sales of Equity Securities Pursuant to Regulation S

                  On August 10, 1997, the Registrant sold 49,980 shares of its Common Stock to Fabio Kirchenchteyn for $99,960.00. On August 19, 1997, the Registrant sold 24,990 shares of its Common Stock to Fabio Kirchenchteyn for $49,980.00 (the 49,980 shares and 24,990 shares are collectively referred to herein as the "Stock"). There were no underwriting commissions or discounts in connection with the sale of the Stock. The Stock was sold in reliance upon Regulation S of the Securities Act of 1933, as amended, based upon the purchaser not being a "U.S. person" as that term is defined in Regulation S.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ROYAL CANADIAN FOODS CORP.


Dated: August 22, 1997                         By: /s/ Sheldon Golumbia
                                                  ----------------------------
                                                  Sheldon Golumbia, President


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